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Exhibit 10.64

CIT Business Credit                               T:    312 424-9700
Ten South LaSaIle Street                          F:    312 424-9740
Chicago, IL 60603

                                                    January 17, 2003

VIA TELECQPIER
--------------

Mendocino Brewing Company, Inc.
1610 Airport Road
Ukiah, California 95482


     RE: Loan and Security Agreement dated as of September 24, 1998, as amended (the "Loan Agreement") between Mendocino Brewing Company, Inc. and Releta Brewing Company LLC (collectively, "Borrower") and The CIT Group/Business Credit, Inc., as successor to The CIT Group/Credit Finance, Inc. ("CJT")

Ladies and Gentlemen:

     Reference is made to the Loan Agreement. Capitalized terms used in this letter and not specifically defined herein shall have the meanings given to such terms in the Loan Agreement.

     1. New Term Loan. Borrower has requested that CIT make a new term loan to Borrower in the principal amount of $403,740.86 (the "New Term Loan"). CIT has agreed to make the New Term Loan to Borrower by consolidating the New Term Loan with the existing Term Loan made to Borrower under Section 10.2(a) of the Loan Agreement on or about September 24, 1998, which has an outstanding principal balance of $346,259.14 as of the date hereof. In order to evidence this consolidation, CIT and Borrower agree to amend and restate Section 10.2(a) in its entirety to read as follows:

               "(a) A Term Loan shall be made to Borrower on or about January 17, 2003 in the amount of $750,000, which consists of an original Term Loan having an outstanding principal balance of $346,259.14 as of such date and a new term loan of $403,741.86 to be made on or about such date. The principal amount of this Term Loan shall be repaid in immediately available funds in thirty (30) equal consecutive monthly installments of $24,732.80 each, with a final payment of $8,016.00, due and payable commencing February 1, 2003 and on the first day of each month thereafter, provided that notwithstanding the foregoing, the unpaid principal balance thereof shall be due and payable in full on the expiration of any Term or the termination of this Agreement, if earlier."

     The outstanding principal balance of the existing Term Loan made under
Section 10.2(a) of the Loan Agreement shall remain outstanding and shall not be deemed to have been repaid by the making of the New Term Loan.

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Mendocino Brewing Company, Inc.
January 17, 2003
Page 2


     2. Other Amendments. This letter shall confirm the agreement of CIT and Borrower to amend the Loan Agreement in the following manner:

     (a) Section 9.1 is amended and restated in its entirety to read as follows:

          "Term. This Agreement shall only become effective upon execution and delivery by Borrower and Lender and shall continue in full force and effect for the term set forth in paragraph 10.7 from the date hereof (the "Term")."

     (b) Section 10.1(a) is amended and restated in its entirety to read as follows:

"(a) Maximum Credit:

$3,500,000".

     (c) Section 10.1(c) is amended and restated in its entirety to read as follows:

"(c) Inventory Sublimit (~ 2.1(b)):

$1,500,000".

     (d) Section 10.4(d) is amended and restated in its entirety to read as follows:

"(d) Facility Fee:

          0.50% of the Maximum Credit, fully earned on January 17, 2003, but due and payable in ten equal installments of $1,750 each commencing on February 1, 2003 and on the first month of each month thereafter through November 1, 2003".

     (e) Section 10.7 is amended and restated in its entirety to read as follows:

     "Term:

                               The Term expires on November 30, 2003".

          3.   Conditions and Other Matters.

     (a) Borrower agrees to pay to CIT a fee of $10,000 as consideration for CIT's agreement to make the New Term Loan to Borrower and amend the Loan Agreement in the manner set forth above, and CIT shall charge such fee to Borrower's revolving loan account on the date that CIT makes the New Term Loan to Borrower.

     (b) On or before May 31, 2003, Borrower shall have delivered to CIT copies of the agreement (the "Tax Payment Agreement") between Borrower and Mendocino County for the

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Mendocino Brewing Company, Inc.
January 17, 2003
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payment of past due real estate taxes owed by Borrower to Mendocino County, and such agreement shall be satisfactory to CIT in its reasonable discretion.

     (c) On the date that CIT makes the New Term Loan to Borrower, (i) Borrower agrees to repay in full all existing "Overadvances" ($25,000 as of the date hereof) provided by CIT to Borrower under the letter agreement dated as of September 5, 2001, and (ii) CIT will deduct Reserves of $130,000 pursuant to
Section 2.1(f) of the Loan Agreement. Concurrently with or immediately after Borrower pays in full the first installment of real estate property taxes due on or about May 2003 to Mendocino County pursuant to the Tax Payment Agreement, CIT agrees to release said Reserves; provided that no Default or Event of Default exists which has not been waived by CIT.

     (d) Within 30 days of the date of this letter, Borrower and CIT agree to establish one or more lockboxes and collateral proceeds accounts for the collection of the proceeds of the Collateral pursuant to Section 5.1 of the Loan Agreement; and Borrower, CIT and the applicable financial institution(s) shall execute lockbox and collateral account agreements in form and substance satisfactory to CIT.

     (e) In order to induce CIT to make the New Term Loan to Borrower, Borrower hereby represents and warrants to CIT that:

     (i) the execution, delivery and performance by Borrower of this letter is within Borrower's corporate power and has been duly authorized by all necessary corporate action;

     (ii) this letter and the Loan Agreement, as amended by this letter, are the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms; and

     (iii) no Event of Default exists as of the date hereof, and all of the representations and warranties contained in the Loan Agreement are true and correct as of the date hereof, except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date.

     (f) THIS LETTER IS A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS. Wherever possible, each provision of this letter will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this letter is prohibited by or invalid under such law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this letter. This letter may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart is deemed to be an original, but all such counterparts together constitute but one and the same letter. This letter is binding upon Borrower, CIT and their respective successors and assigns, and inures to the benefit of Borrower, CIT and their respective successors and assigns.

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Mendocino Brewing Company, Inc.
January 17, 2003
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(f) Borrower's non-compliance with any of the provisions of this letter agreement, including without limitation paragraphs 3(a), 3(b), 3(c), and 3(d), shall constitute an Event of Default under the Loan Agreement.

Except as expressly modified by this letter, all terms and provisions of the Loan Agreement shall remain unmodified and in full force and effect, and shall apply with such force and effect to this letter.

Please indicate Borrower's agreement to the foregoing by executing this letter where indicated below. In addition, United Breweries Information Consultancy Services, Ltd and United Breweries of America, Inc. each must also execute this letter where indicated below to consent to the making of the New Term Loan and the other amendments set forth above and to confirm that the foregoing New Term Loan and other amendments shall not affect, modify or diminish their respective obligations under (as applicable) the pledge agreement executed by United Breweries Information Consultancy Services, Ltd. and the subordination agreement between United Breweries of America, Inc. and CIT, relating to the Loan Agreement. The amendments to the Loan Agreement set forth in this letter shall become effective, and CIT agrees to make the New Term Loan to Borrower, upon CIT's receipt of this letter signed by Borrower and the parties set forth below.

                                               Very truly yours,

                                               THE CIT GROUP/BUSINESS CREDIT,
                                               INC.

                                               By: -sd- BRIAN KUNDICH
                                                                 Title: VP

Agreed to this 17th day of January, 2003:
MENDOCINO BREWING COMPANY, INC.                RELETA BREWING COMPANY LLC
By: -sd- N MAHADEVAN                           By: -sd- YASHPAL SINGH
Title: CFO                                     Title: PRESIDENT

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Mendocino Brewing Company, Inc.
January 17, 2003
Page 5


The undersigned (each, a "Party") hereby consents to the New Term Loan and the other amendments set forth above and agrees and confirms that the foregoing amendments to the Loan Agreement shall not affect, modify or diminish such Party's obligations under (as applicable) the pledge agreement executed for the benefit of CIT, or the subordination agreement between United Breweries of America, Inc. and CIT, relating to the Loan Agreement, notwithstanding the agreement of CIT to make the New Term Loan and the other amendments contemplated above to Borrower.


                                             UNITED BREWERIES INFORMATION
                                             CONSULTANCY SERVICES, LTD.


                                   By:  -sd-

                                   Name: JAY VALLABH
                                   Title:DIRECTOR


                                             UNITED BREWERIES OF AMERICA, INC.

                                   By: -sd-

                                   Name: ANIL PISHARODY
                                   Title:SECRETARY